UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2020

GORES HOLDINGS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GHIV	Nasdaq Capital Market
Warrants	GHIVW	Nasdaq Capital Market
Units	GHIVU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2020, Gores Holdings IV, Inc. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, SFS Holding Corp., a Michigan corporation (“SFS Corp.”), United Shore Financial Services, LLC (d/b/a United Wholesale Mortgage), a Michigan limited liability company and a wholly owned subsidiary of SFS Corp. (“UWM”), and UWM Holdings, LLC, a newly formed Delaware limited liability company and a wholly owned subsidiary of SFS Corp. (“UWM LLC” and, together with SFS Corp. and UWM, the “UWM Entities.”). The transactions contemplated by the Business Combination Agreement will constitute a “Business Combination” within the meaning of the Company’s Amended and Restated Certificate of Incorporation.

Pursuant to the Business Combination Agreement, as described in more detail below, (a) SFS Corp. will contribute UWM into UWM LLC, (b) the Company will acquire Class A Common Units in UWM LLC (the “UWM Class A Common Units”) and SFS Corp. will acquire Class B Common Units in UWM LLC (the “UWM Class B Common Units”), and (c) the Company will issue to SFS Corp. shares of a new non-economic Class D common stock of the Company (the “Class D Common Stock”), which will entitle the holder to 10 votes per share.

Following the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), the Company will be organized in an “Up-C” structure in which all of the business of UWM will be held directly by UWM LLC and the Company’s only direct assets will consist of the UWM Class A Common Units. The Company is expected to own approximately 6% of the combined Common Units in UWM LLC and will control UWM LLC as the sole manager of UWM LLC in accordance with the terms of the amended and restated limited liability agreement of UWM LLC to be entered into in connection with the Closing. SFS Corp. is expected to retain approximately 94% of the combined Common Units in UWM LLC.

Each UWM Class B Common Unit to be held by SFS Corp. may be exchanged, along with the stapled Class D Common Stock, for either, at the option of the Company, (a) cash or (b) one share of the Company’s Class B common stock (the “Class B Common Stock”), which will be identical to the Company’s Class A common stock (the “Class A Common Stock”) except that it will entitle the holder to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Class A Common Stock upon the transfer or assignment of such share from SFS Corp. to a non-affiliated third-party.

Upon the Closing, the Company will change its name to UWM Corporation.

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of the Company (the “Board”) on September 22, 2020.

The Business Combination Agreement

Capitalized terms used but not otherwise defined in this description of the Business Combination Agreement have the meanings ascribed to such terms in the Business Combination Agreement.

Transaction Consideration

At the Closing, a series of transactions will occur, including the following: (a) UWM LLC will issue to SFS Corp. a number of UWM Class B Common Units equal to the quotient of the Company Equity Value divided by $10.00, minus the number of outstanding shares of Class F Common Stock of the Company as of immediately prior to Closing; (b) the Company will contribute to UWM LLC an amount in cash equal to the Closing Cash Consideration, which is expected to be approximately $895,000,000 assuming no redemptions by the Company’s stockholders; (c) UWM LLC will issue to the Company the number of UWM Class A Common Units equal to the number of issued and outstanding shares of the Class A Common Stock as of immediately prior to the Closing; and (d) the Company will issue to SFS Corp. a number of shares of the Class D Common Stock equal to the number of UWM Class B Common Units issued by UWM LLC to SFS Corp. pursuant to clause (a) above. The Company Equity Value is defined in the Business Combination Agreement as $16,052,000,000 minus (i) Available Cash, minus (ii) an amount, if any, by which Closing Cash is less than the Closing Cash Target, plus (iii) an amount, if any, by which Closing Cash exceeds the Closing Cash Target, which for purposes of clause (iii) shall not exceed $200,000,000.

In addition to the consideration to be paid at the Closing, SFS Corp. will be entitled to receive an additional number of earn-out shares from the Company, issuable in shares of Class D Common Stock and UWM Class B Common Units as provided in the Business Combination Agreement, if the price of the Company’s Class A Common Stock exceeds certain thresholds during the five-year period following the Closing. The maximum number of shares to be issued in connection with the earn-out will not exceed 6% of the Company Equity Value, divided by $10.00, assuming each of the price thresholds is achieved during the earn-out period.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing. The covenants of the respective parties to the Business Combination Agreement will also not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Consummation of the Transaction

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary closing conditions, including approval by the Company’s stockholders and the receipt of certain state and federal regulatory approvals, each as set forth in the Business Combination Agreement. In addition, the obligations of UWM LLC, SFS Corp. and UWM to consummate the transactions contemplated by the Business Combination Agreement are subject to the availability of at least an aggregate of $712,500,000 from the Company’s trust account and the Private Placement (as defined below).

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (whether before or after the required Company stockholder vote has been obtained) by written consent of the Company, SFS Corp. and UWM LLC and in certain other circumstances, including if the transactions have not been consummated by March 31, 2021 (subject to extension as set forth in the Business Combination Agreement) and the delay in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate.

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the respective parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any description thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Private Placement Subscription Agreements

On September 22, 2020, the Company entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain investors, including certain individuals (each, an “Individual Investor Subscription Agreements”), institutional investors (each, an “Institutional Investor Subscription Agreement”) and Gores Sponsor IV LLC (the “Sponsor”), pursuant to which the investors have agreed to purchase an aggregate of 50,000,000 shares of Class A Common Stock in a private placement for $10.00 per share (the “Private Placement”). The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to UWM LLC at the Closing.

Each Subscription Agreement will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of the parties to such Subscription Agreement; or (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by such subscription agreement are not consummated at the Closing. As of the date hereof, the shares of Class A Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company will, within 30 days after the Closing, file with the Securities and Exchange Commission (“SEC”) a registration statement (the “Post-Closing Registration Statement”) registering the resale of such shares of Class A Common Stock and will use its commercially reasonable efforts to have such Post-Closing Registration Statement declared effective as soon as practicable after the filing thereof.

The Sponsor’s subscription agreement (the “Sponsor Subscription Agreement”) is substantially similar to the Individual Investor Subscription Agreements, except that the Sponsor has the right to syndicate the Class A Common Stock purchased under the Sponsor Subscription Agreement in advance of the Closing. The Institutional Investor Subscription Agreement is substantially similar to the Individual Investor Subscription Agreement, except that it contains additional representations and warranties on the part of the Company and restrictions regarding the Company’s ability to delay or suspend a Post-Closing Registration Statement filed pursuant to the registration rights provided under the Institutional Investor Subscription Agreements. Copies of the forms of subscription agreements are attached hereto as Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference, and the foregoing description of the Private Placement is qualified in its entirety by reference thereto.

Tax Receivable Agreement

At the Closing, the Company will enter into a Tax Receivable Agreement, a form of which is attached as an exhibit to the Business Combination Agreement (the “Tax Receivable Agreement”), with SFS Corp. The Tax Receivable Agreement will generally provide for the payment, upon the satisfaction of certain conditions, by the Company to SFS Corp. of 85% of the net cash savings (calculated using certain simplifying assumptions), if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the Closing as a result of (a) certain increases in tax basis resulting from transactions contemplated by the Business Combination Agreement; (b) certain increases in tax basis resulting from exchanges of UWM Class B Common Units; (c) imputed interest deemed to be paid by the Company as a result of payments it makes under the Tax Receivable Agreement; (d) certain increases in tax basis resulting from payments the Company makes under the Tax Receivable Agreement; and (e) disproportionate allocations (if any) of tax benefits to the Company as a result of section 704(c) of the Code. The Company will retain the benefit of the remaining 15% of these cash savings.

In the case of a change in control of the Company or a material breach of the Company’s obligations under the Tax Receivable Agreement, the Company will be required to make a payment to SFS Corp. in an amount equal to the present value of future payments under the Tax Receivable Agreement, which payment would be based on certain assumptions, including those relating to our future taxable income.

Under certain circumstances, if the Company makes payments to SFS Corp. under the Tax Receivable Agreement and the related tax savings are subsequently disallowed, SFS Corp. will be required to indemnify the Company for 85% of the additional taxes and associated losses. At the Company’s election, SFS Corp. may satisfy all or a portion of such indemnity using the UWM Class B Common Units held by it.

Registration Rights and Lock-Up Agreement

As contemplated by the Business Combination Agreement, at the Closing the Company will enter into an amended and restated Registration Rights and Lock-Up Agreement granting SFS Corp. and certain affiliates of the Company certain registration rights, including demand, shelf and piggy-back rights. Pursuant to the Registration Rights and Lock-Up Agreement, SFS Corp. will agree not to sell, transfer, pledge or otherwise dispose of shares of common stock it may receive in connection with the exchange of its UWM Class B Common Units or otherwise beneficially owns as of the Closing for certain time periods specified therein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of Class A Common Stock and Class D Common Stock to be issued in connection with the Business Combination Agreement and the transactions contemplated thereby, including the Private Placement, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On September 23, 2020, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s or UWM’s website and the websites of any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated September 23, 2020 that will be used by the Company and UWM with respect to the transactions contemplated by the Business Combination Agreement.

Additional Information about the Transactions and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters (the “Special Meeting”). Company stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, as well as any amendments or supplements thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the Special Meeting because they will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Company stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

Participants in Solicitation

The Company, UWM and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed business combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed business combination contemplated by the Business Combination Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) UWM’s financial and operational projections for 2020, 2021 and 2022 as well as its expectations and beliefs regarding (i) future expectations for growth, including its 2020 pace of loan originations, (ii) the advantages of the wholesale channel, (iii) UWM’s ability to implement its corporate strategy and the impact of such strategy on its future operational and financial results of operation, (iv) UWM’s expectations for industry growth and trends, in the wholesale mortgage market and in the mortgage industry generally, (v) UWM’s ability to succeed in various interest rate environments and the impact of the current low-rate environment on loan originations, (vi) UWM’s evaluation of competition in its markets and its relative position, (vii) the scalability of the UWM business model and the impact of scale on its future financial and operational results and (viii) the characteristics of the MSR secondary market; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and the proposed business combination contemplated thereby; (c) the inability to complete the business combination contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Business Combination Agreement; (d) the ability to meet Nasdaq’s listing standards following the consummation of the business combination contemplated by the Business Combination Agreement; (e) the inability to complete the Private Placement; (f) the risk that the proposed business combination disrupt current plans and operations of UWM or its subsidiaries as a result of the announcement and consummation of the proposed business combination; (g) the ability to recognize the anticipated benefits of the proposed business combination; (h) costs related to the proposed business combination; (i) changes in applicable laws or regulations; (j) the possibility that UWM may be adversely affected by other economic, business and/or competitive factors; and (k) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company in connection with the Special Meeting, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither the Company nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of September 22, 2020, by and among Gores Holdings IV, Inc., United Shore Financial Services, LLC, UWM Holdings, LLC and SFS Holding Corp.

10.1	Individual Investors Subscription Agreement.

10.2	Institutional Investors Subscription Agreement

99.1	Press Release issued by the Company on September 23, 2020.

99.2	Investor Presentation of the Company dated September 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to this Exhibit have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings IV, Inc.

Date: September 23, 2020	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary